Exhibit 99.2

This Statement on Form 4 is filed by:  (i) Apollo Hamlet Holdings, LLC, (ii) Apollo Hamlet Holdings B, LLC, (iii) Co-Invest Hamlet Holdings B, LLC, (iv) Co-Invest Hamlet Holdings, Series LLC, (v) Apollo Investment Fund VI, L.P., (vi) Apollo Management VI, L.P., (vii) AIF VI Management, LLC, (viii) Apollo Management, L.P., (ix) Apollo Management GP, LLC, (x) AAA Investments (Co-Invest VI), L.P., (xi) AAA Associates, L.P., (xii) AAA MIP Limited, (xiii) Apollo Alternative Assets, L.P., (xiv) Apollo International Management, L.P., (xv) Apollo International Management GP, LLC, (xvi) Apollo Management Holdings, L.P., (xvii) Apollo Management Holdings GP, LLC. (xviii) LeverageSource III (H Holdings), L.P., (xix) LeverageSource III GP, Ltd., (xx) LeverageSource V S.à.r.l., (xxi) LeverageSource V, L.P., (xxii) LS V GP, LLC, (xxiii) LeverageSource Holdings, L.P. with respect to Series V, (xxiv) LeverageSource Holdings GP, LLC, (xxv) LeverageSource, L.P., (xxvi) Apollo Advisors VI (EH), L.P., (xxvii) Apollo Advisors VI (EH-GP), Ltd., (xxviii) Apollo Advisors VII (EH), L.P., (xxix) Apollo Advisors VII (EH-GP), Ltd., (xxx) Apollo Principal Holdings III, L.P., and (xxxi) Apollo Principal Holdings III GP, Ltd.

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  December 5, 2017

Issuer Name and Ticker or Trading Symbol:  Caesars Entertainment Corporation [CZR]

APOLLO HAMLET HOLDINGS, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Authorized Person

APOLLO HAMLET HOLDINGS B, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Authorized Person

CO-INVEST HAMLET HOLDINGS B, LLC

By:	/s/ David Sambur
Name:	David Sambur
Title:	Authorized Person

CO-INVEST HAMLET HOLDINGS, SERIES LLC

By:	/s/ David Sambur
Name:	David Sambur
Title:	Authorized Person

APOLLO INVESTMENT FUND VI, L.P.

By:	Apollo Advisors VI, L.P.
its managing partner

	By:	Apollo Capital Management VI, LLC
its general partner

By: /s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT VI, L.P.

By:	AIF VI Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

AIF VI MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

AAA INVESTMENTS (CO-INVEST VI), L.P.

By:	AAA Associates, L.P.
its general partner

	By:	Apollo Alternative Assets, L.P.
its service provider

		By:	Apollo International Management, L.P.
its managing general partner

			By:	Apollo International Management GP, LLC
its general partner

			By:	/s/ Laurie D. Medley
			Name:	Laurie D. Medley
			Title:	Vice President

AAA ASSOCIATES, L.P.

By:	Apollo Alternative Assets, L.P.
its service provider

	By:	Apollo International Management, L.P.
its managing general partner

		By:	Apollo International Management GP, LLC
its general partner

			By:	/s/ Laurie D. Medley
			Name:	Laurie D. Medley
			Title:	Vice President

AAA MIP LIMITED

By:	Apollo Alternative Assets, L.P.
its service provider

	By:	Apollo International Management, L.P.
its managing general partner

		By:	Apollo International Management GP, LLC
its general partner

			By:	/s/ Laurie D. Medley
			Name:	Laurie D. Medley
			Title:	Vice President

APOLLO ALTERNATIVE ASSETS, L.P.

By:	Apollo International Management, L.P.
its managing general partner

By:	Apollo International Management GP, LLC
its general partner

By: /s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO INTERNATIONAL MANAGEMENT, L.P.

By:	Apollo International Management GP, LLC
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO INTERNATIONAL MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

LEVERAGESOURCE III (H HOLDINGS), L.P.

By:	LeverageSource III GP, Ltd.
its general partner

By:	Apollo Advisors VI (EH), L.P.
its sole shareholder

By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

LEVERAGESOURCE III GP, LTD.

By:	Apollo Management VI, L.P.
its director

By:	AIF VI Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

LEVERAGESOURCE V S.À R.L.

By:	/s/ Katherine G. Newman
Name:	Katherine G. Newman
Title:	Class A Manager

By:	/s/ Fabrice Jeusette
Name:	Fabrice Jeusette
Title:	Class B Manager

LEVERAGESOURCE V, L.P.

By:	LS V GP, LLC
its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

LS V GP, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

LEVERAGESOURCE HOLDINGS, L.P.
with respect to SERIES V

By:	LeverageSource Holdings GP, LLC
its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

LEVERAGESOURCE HOLDINGS GP, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

LEVERAGESOURCE, L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

By:	Apollo Advisors VII (EH), L.P.
its general partner

By:	Apollo Advisors VII (EH-GP), Ltd.
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO ADVISORS VI (EH), L.P.

By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO ADVISORS VI (EH-GP), LTD.

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO ADVISORS VII (EH), L.P.

By:	Apollo Advisors VII (EH-GP), Ltd.
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO ADVISORS VII (EH-GP), LTD.

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS III, L.P.

By:	Apollo Principal Holdings III GP, Ltd.
its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS III GP, LTD.

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President